EXHIBIT 21.1

SUBSIDIARIES OF URS CORPORATION

Name of Domestic Subsidiary and Consolidated Joint Ventures	State of Incorporation
21st Century Rail Corporation	Delaware, USA
Advatech, LLC.	Delaware, USA
Air Force Contract Augmentation Program [AFCAP] JV	USA
Aman Environmental Construction, Inc.	California, USA
Badger Energy Inc.	Delaware, USA
Badger Middle East Inc	Delaware, USA
Banshee Construction Company, Inc.	California, USA
Clay Street Properties	California, USA
Cleveland Wrecking Company	Delaware, USA
D&M Consulting Engineers, Inc.	Delaware, USA
Dames & Moore Group (NY), Inc.	New York, USA
E.C. Driver & Associates, Inc.	Florida, USA
Ebasco International Corporation	Delaware, USA
EG&G Defense Materials, Inc.	Utah, USA
EG&G Technical Services, Inc.	Delaware, USA
Energy Overseas International Inc	Delaware, USA
Geotesting Services, Inc.	California, USA
Global Energy Services LLC	Delaware, USA
Harbert Yeargin Inc.	Delaware, USA
Knowlton English Flowers, Inc.	Texas, USA
Lear Siegler Logistics International, Inc.	Delaware, USA
Lear Siegler Services, Inc.	Delaware, USA
LopezGarcia Group, Inc.	Texas, USA
Mateo Consulting Engineers	Texas, USA
MK/HAS JV	USA
MKK Constructors JV	Colorado, USA
National Projects Inc	Nevada, USA
Parsons/Washington JV	USA
Platte River Constructors Ltd.	Colorado, USA
Radian Engineering, Inc.	New York, USA
Radian International LLC.	Delaware, USA
Raytheon-Ebasco Overseas Ltd	Delaware, USA
Rio Honda Program Management Team JV	California, USA
Riverside Freeway Constructors	USA
RM Garcia Associates, Inc.	Texas, USA
Rocky Mountain Remediation Services LLC JV	Colorado, USA
Rust Constructors Inc	Delaware, USA
Rust Constructors Puerto Rico Inc	Nevada, USA
Safe Sites of Colorado LLC JV	Delaware, USA
Savannah River Alliance LLC JV	Delaware, USA
Savannah River Remediation LLC	Delaware, USA
Signet Testing Laboratories, Inc.	Delaware, USA
SR Wrecking Inc.	California, USA
Targhee International LLC	Nevada, USA
The Leasing Corporation	Nevada, USA
Tierra Engineering Consultants, Inc.	New Mexico, USA
United Engineers Far East Ltd	Delaware, USA
United Engineers International Inc	Pennsylvania, USA
United Mid-East Inc.	Delaware, USA

i

Name of Domestic Subsidiary and Consolidated Joint Ventures	State of Incorporation
URS Alaska LLC	Alaska, USA
URS Architects/Engineers, Inc.	New Jersey, USA
URS Architecture - Oregon, Inc.	Oregon, USA
URS Architecture & Engineering – New York, P.C.	New York, USA
URS Caribe – Virgin Islands	US Virgin Islands
URS Caribe, L.L.P	Delaware/Puerto Rico
URS Construction Services, Inc.	Florida, USA
URS Corporation	Delaware, USA
URS Corporation	Nevada, USA
URS Corporation – Maryland	Maryland, USA
URS Corporation – New York	New York, USA
URS Corporation – New York, Puerto Rican Branch	Puerto Rico, USA
URS Corporation – North Carolina	North Carolina, USA
URS Corporation – Ohio	Ohio, USA
URS Corporation – Ohio, Virgin Islands Branch	US Virgin Islands
URS Corporation AES	Connecticut, USA
URS Corporation Architecture, P.C.	North Carolina, USA
URS Corporation Design	Ohio, USA
URS Corporation Great Lakes	Michigan, USA
URS Corporation Services	Pennsylvania, USA
URS Corporation Southeast	Georgia, USA
URS Corporation Southern	California, USA
URS District Services, P.C.	District of Columbia
URS Greiner Woodward-Clyde Consultants, Inc.	New York, USA
URS Group, Inc.	Delaware, USA
URS Holdings, Inc.	Delaware, USA
URS International, Inc.	Delaware, USA
URS Nuclear LLC	Delaware, USA
URS Operating Services, Inc.	Delaware, USA
URS Resources, LLC	Delaware, USA
URS-Zachry METC JV	Texas, USA
URS/Berger JV	Washington D.C., USA
URS/JGM JV	California, USA
URS/PB JV	Maryland, USA
URS-IAP LLC	Delaware, USA
USA Repository Services LLC	Delaware, USA
Washington Architects LLC	Delaware, USA
Washington California, Inc.	California, USA
Washington Closure Company LLC	Washington, USA
Washington Construction Corporation	Montana, USA
Washington Demilitarization Company LLC	Delaware, USA
Washington Global Services Inc	Nevada, USA
Washington Government Environmental Services Company LLC	Delaware, USA
Washington Group Holdings Ltd	Colorado, USA
Washington Group International Inc	Ohio, USA
Washington Group Ireland Ltd	Delaware, USA
Washington Group Latin America Inc	Delaware, USA
Washington Group Transit Management Company	Delaware, USA
Washington Group-Alberici JV	USA
Washington Group-Haks JV	USA

Name of Domestic Subsidiary and Consolidated Joint Ventures	State of Incorporation
Washington Holdings, Inc.	Delaware, USA
Washington Infrastructure Corporation	New York, USA
Washington Infrastructure Services Inc	Colorado, USA
Washington Infrastructure – URS JV	USA
Washington International Inc	Nevada, USA
Washington International, LLC	Delaware, USA
Washington International/Black & Veatch JV	USA
Washington International/Black & Veatch Public Works JV	USA
Washington Kroechell Services JV	USA
Washington Midwest LLC	Ohio, USA
Washington Ohio Services LLC	Nevada, USA
Washington Quality Inspection Company	Delaware, USA
Washington River Protection Solutions LLC	Delaware, USA
Washington Safety Management Solutions LLC	Delaware, USA
Washington Savannah River Company LLC	Delaware, USA
Washington TRU Solutions LLC	New Mexico, USA
Washington-Catalytic Inc	Delaware, USA
Washington-Contrack Pacer Forge JV	USA
Washington/HNTB JV	USA
Washington-IDC JV	USA
West Valley Environmental Services LLC JV	Delaware, USA
West Valley Nuclear Services Company LLC	Delaware, USA
WGCI Inc	Delaware, USA
WGI Asia Inc	Delaware, USA
WGI Global Inc	Nevada, USA
WGI Global Opportunities LLC	Delaware, USA
WGI Industrial Services Ltd	Ohio, USA
WGI Middle East Inc	Nevada, USA
WGI Overseas Operations LLC	Delaware, USA
WGI-Alberici JV for Holcim	USA
WII-Contrack Pacer Forge JV	USA
Wisconsin Power Constructors LLC	Wisconsin, USA
WSMS Mid-America LLC	Delaware, USA
WSMS-MK LLC	Tennessee, USA

Name of Foreign Subsidiary	Jurisdiction of Incorporation
AACM INT’L Pty Ltd.	Australia
AGC Woodward-Clyde Pty. Ltd.	Australia
Broadway Insurance Company Ltd	Bermuda
Business Risk Strategies Pty. Ltd.	Australia
Cleveland Wrecking Canada Limited	Canada
Cosa-United, C.A.	Venezuela
Dames & Moore International SRL	Venezuela
Dames & Moore Ltd.	United Kingdom
Dames & Moore PTY. Ltd.	Australia
Energy Overseas International Inc-India (Jindal Project Office)	India
Fortech Finance PTY Ltd.	Australia
Greiner Woodward Clyde Dames & Moore (Malaysia) SDN. BHD.	Malaysia
Hoistings Systems PTY. Ltd.	Australia
Hollingsworth Dames & Moore PTY. Ltd.	Australia
MK Engineers and Contractors SA de CV	Mexico
Morrison Knudsen Engenharia SA	Brazil
Morrison Knudsen MISR LLC	Egypt
Morrison Knudsen Peru Services SA	Peru
Morrison Knudsen Peru SRL	Peru
Morrison Knudsen Umwelt GmbH	Germany
Morrison Knudsen Venezuela SA	Venezuela
Murray North International Ltd.	New Zealand
O'Brien Kreitzberg Asia Pacific, Ltd.	Hong Kong
O'Brien Kreitzberg & Associates Ltd.	United Kingdom
Professional Insurance Limited	Bermuda
PT Geobis Woodward-Clyde Indonesia	Indonesia
PT Morrison Knudsen Indonesia	Indonesia
PT URS Indonesia	Indonesia
Radian International LLC-Lebanese Branch	Lebanon
Radian International PTY, Ltd.	Australia
Radian International S.E.A. Limited	Thailand
Raytheon Engineers & Constructors Italy SRL	Italy
Raytheon-Ebasco Overseas Ltd-Philippines Branch	Philippines
Rust Constructors Puerto Rico Inc-Puerto Rican Branch	Puerto Rico
Saudi Arabian Dames & Moore	Saudi Arabia
SBG Rust	Saudi Arabia
Sellafield Limited	United Kingdom
TC Consultories Ltda	Portugal
Tecnologias y Servicios Ambientales Tesam S.A.	Chile
Thorburn Colquhoun Holdings Limited	United Kingdom
UK Nuclear Waste Management Limited	United Kingdom
United Mid East Saudi Arabia	Saudi Arabia
United Research Services Espana, S.L.	Spain
URS (PNG) Limited	Papua New Guinea
URS (Thailand) Limited	Thailand
URS Architects & Engineers Canada, Inc.	Canada
URS Asia Pacific PTY. Ltd.	Australia
URS Australia PTY. Ltd.	Australia
URS Australia PTY. Ltd. – Indonesian Branch	Indonesia
URS Australia PTY. Ltd. – Vietnamese Branch	Vietnam

Name of Foreign Subsidiary	Jurisdiction of Incorporation
URS Belgium BVBA	Belgium
URS Canada, Inc.	Ontario
URS Chile S.A.	Chile
URS Consulting (India) PVT. Ltd.	India
URS Consulting (Shanghai) Ltd.	China
URS Consulting (Shanghai) Ltd. – China – Suzhou Branch	China
URS Consulting (Singapore) PTE. Ltd.	Singapore
URS Consulting Malaysia SDN. BHD	Malaysia
URS Corporation (Nevada) – Azerbaijani Branch (Registered as Dames & Moore, Inc. – Azerbaijani Branch aka Baku Branch)	Ajerbaijan
URS Corporation (Nevada) – Chinese Branch (Registered as URS Holdings, Inc. – China Branch)	China
URS Corporation (Nevada) – Indonesian Branch (Registered as Dames & Moore, Inc. – Indonesian Branch)	Indonesia
URS Corporation (Nevada) – Philippine Branch (Registered as Dames & Moore, Inc. – Philippine Branch)	Philippines
URS Corporation (Nevada) – UAE – Abu Dhabi Branch	UAE
URS Corporation Bolivia SA	Bolivia
URS Corporation de Mexico S de R L de C V	Mexico
URS Corporation Ltd.	United Kingdom
URS Corporation Ltd. – Azerbaijani Branch (aka Baku Branch)	Azerbaijan
URS Corporation Ltd. – Qatari Branch	Qatar
URS Corporation S.A.	Argentina
URS Corporation Servicios S de RL de CV	Mexico
URS Deutschland GMBH	Germany
URS Deutschland GmbH – Danish Tax Registration	Denmark
URS EG&G Defense Services (UEDS) PTY Ltd.	Australia
URS Europe Limited	United Kingdom
URS Flight Training Services Ltd.	United Kingdom
URS Forestry PTY. Ltd.	Australia
URS France SAS	France
URS Greiner (Malaysia) Sdn Dhd	Malaysia
URS Greiner Woodward-Clyde (Malaysia) Sdn Bhd	Malaysia
URS Holdings, Inc. – Panamanian Branch	Panama
URS Hong Kong Ltd.	Hong Kong
URS International, Inc. – German Branch	Germany
URS Ireland Ltd.	Ireland
URS Italia SpA	Italy
URS Netherlands BV	Netherlands
URS New Zealand Ltd.	New Zealand
URS Nordic AB	Sweden
URS Nordic AB – Norway Registered Branch	Norway
URS Philippines, Inc.	Philippines
URS Qatar LLC.	Qatar
URS Strategic Issues Management PTY. Ltd.	Australia
URS Verification Ltd.	United Kingdom
Washington ACE LLP	United Kingdom
Washington E & C Limited	United Kingdom
Washington E & C Limited-Irish Branch	Ireland
Washington E & C Romania SRL	Romania
Washington Engineers LLP	Puerto Rico
Washington Engineers PSC	Puerto Rico

v

Name of Foreign Subsidiary	Jurisdiction of Incorporation
Washington Enterprises Emirates LLC	United Arab Emirates
Washington Facility Management Ltd.	United Kingdom
Washington Group (Malaysia) Sdn Bhd	Malaysia
Washington Group (St Lucia) Holding Limited	St Lucia
Washington Group (Trinidad & Tobago) Limited	Trinidad & Tobago
Washington Group Bolivia SRL	Bolivia
Washington Group Deutschland GmbH	Germany
Washington Group Engineering Consulting (Shanghai) Company Ltd	China
Washington Group Industrial GmbH	Germany
Washington Group International do Brasil Ltda	Brazil
Washington Group International Hungary Kft	Hungary
Washington Group International Inc – Canadian Qualification (Alberta)	Canada
Washington Group International Inc (Ohio)-Egyptian Branch	Egypt
Washington Group International Inc (Ohio)-Moscow Representative Office	Russian Federation (Moscow)
Washington Group International Inc (Ohio)-Ukrainian Representative Office	Ukraine
Washington Group International Inc (Ohio)-Virgin Islands Qualification	Virgin Islands
Washington Group International Trading (Shanghai) Co Ltd	China
Washington Group Jamaica Limited	Jamaica
Washington Group Latin America Inc-Mexican Branch	Mexico
Washington Group Northern Ltd	Canada
Washington Group Polska Sp z o o	Poland
Washington International BV	Netherlands
Washington International Holding Limited	United Kingdom
Washington International Inc-Australia Branch	Australia
Washington International Inc-Azerbaijanian Branch	Azerbaijan
Washington International Inc-Egyptian Branch	Egypt
Washington International Inc-Iraqi Branch	Iraq
Washington International Inc-Jamaican Branch	Jamaica
Washington International Inc-Jordanian Branch	Jordan
Washington International Inc-Jordanian Regional Office	Jordan
Washington International Inc-Kazakhstan Branch	Kazakhstan
Washington International Inc-Russia-Moscow Representative Office	Russian Federation (Moscow)
Washington International Inc-Russia-Registered Sakhalin Branch	Russian Federation (Sakhalin)
Washington International Inc-Taiwanese Branch	Taiwan
Washington International Inc-Ukrainian Representative Office	Ukraine
Washington International Inc-Uzbekistani Representative Office	Uzbekistan
Washington International LLC-UK Branch	United Kingdom
Washington International Saudi Arabia	Saudi Arabia
Washington Senggara Sdn. Bhd.	Malaysia
Washington Zander Global Services GmbH	Germany
Washington-Catalytic Inc-Puerto Rican Branch	Puerto Rico
Washington-Catalytic Inc-US Virgin Islands Branch	Virgin Islands
WGI Asia Inc-Republic of Korea Branch	Republic of Korea
WGI Asia Inc-Singaporean Branch	Singapore
WGI Asia Inc-Thai Branch	Thailand
WGI Global Inc-Estonia Branch	Estonia
WGI Global Inc-Mongolia Representative Office	Mongolia
WGI Global Opportunities	United Kingdom
WGI Middle East (UK) Ltd	United Kingdom

Name of Foreign Subsidiary	Jurisdiction of Incorporation
WGI Middle East Inc-Bahrainian Regional Office	Bahrain
WGI Middle East Inc-Qatari Project Office	Qatar
WGI Middle East Inc-Saudia Arabian Branch	Saudi Arabia
WGI Middle East Inc-UAE-Abu Dhabi Branch	UAE (Abu Dhabi)
WGI Netherlands BV	Netherlands
Woodward-Clyde Geo-Consulting Sdn Bhd	Malaysia
Woodward-Clyde Ltd.	United Kingdom